Exhibit 99.2 Q1 2023 Earnings Presentation April 21, 2023

Forward Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of the Company. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “future,” “positioned,” “continued,” “will,” “would,” “potential,” "anticipated," "guidance," "targeted" or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: further weakening in the United States economy in general and the regional and local economies within the New England region and the Company’s market area; the effects of inflationary pressures, labor market shortages and supply chain issues; the instability or volatility in financial markets and unfavorable general economic or business conditions, globally, nationally or regionally, caused by geopolitical concerns, including as a result of the conflict between Russia and Ukraine, and as a result of recent disruptions in the banking industry; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, pandemics or other external events; adverse changes or volatility in the local real estate market; adverse changes in asset quality and any unanticipated credit deterioration in our loan portfolio including those related to one or more large commercial relationships; acquisitions may not produce results at levels or within time frames originally anticipated and may result in unforeseen integration issues or impairment of goodwill and/or other intangibles; additional regulatory oversight and related compliance costs; changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; higher than expected tax expense, resulting from failure to comply with general tax laws and changes in tax laws; changes in market interest rates for interest earning assets and/or interest bearing liabilities and changes related to the phase-out of the London Interbank Offered Rate ("LIBOR"); increased competition in the Company’s market areas; adverse weather, changes in climate, natural disasters, geopolitical concerns, including those arising from the conflict between Russia and Ukraine; the emergence of widespread health emergencies or pandemics, any further resurgences or variants of the COVID-19 virus, actions taken by governmental authorities in response thereto, other public health crises or man-made events, and their impact on the Company's local economies or the Company's operations; a deterioration in the conditions of the securities markets, a deterioration in the conditions of the securities markets; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget; inability to adapt to changes in information technology, including changes to industry accepted delivery models driven by a migration to the internet as a means of service delivery; electronic fraudulent activity within the financial services industry, especially in the commercial banking sector; adverse changes in consumer spending and savings habits; the effect of laws and regulations regarding the financial services industry; changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company’s business, including any such changes in laws and regulations as a result of recent disruption in the banking industry, and the associated costs of such changes; the Company's potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions; changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; cyber security attacks or intrusions that could adversely impact our businesses; and other unexpected material adverse changes in our operations or earnings. The Company wishes to caution readers not to place undue reliance on any forward-looking statements as the Company’s business and its forward- looking statements involve substantial known and unknown risks and uncertainties described in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, the Company disclaims any intent or obligation to update publicly any such forward- looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by the Company following this presentation which modify or impact any of the forward-looking statements contained in this presentation will be deemed to modify or supersede such statements in this presentation. In addition to the information set forth in this presentation, you should carefully consider the Risk Factors. 2

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information includes operating net income and operating earnings per share ("EPS"), operating return on average assets, operating return on average common equity, operating return on average tangible common equity, core net interest margin ("core NIM" or "core margin"), tangible book value per share and the tangible common equity ratio. Operating net income, operating EPS, operating return on average assets and operating return on average common equity, exclude items that management believes are unrelated to the Company's core banking business such as merger and acquisition expenses, provision for credit losses on acquired loan portfolios, and other items, if applicable. Management uses operating net income and related ratios and operating EPS to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such items. Management reviews its core margin to determine any items that may impact the net interest margin that may be one-time in nature or not reflective of its core operating environment, such as low-yielding loans originated through government programs in response to the pandemic, or significant purchase accounting adjustments, or other adjustments such as nonaccrual interest reversals/recoveries and prepayment penalties. Management believes that adjusting for these items to arrive at a core margin provides additional insight into the operating environment and how management decisions impact the net interest margin. Similarly, management reviews certain loan metrics such as growth rates and allowance as a percentage of total loans, adjusted to exclude loans that are not considered part of its core portfolio, which includes loans originated in association with government sponsored and guaranteed programs in response to the pandemic, to arrive at adjusted numbers more representative of the core growth of the portfolio and core reserve to loan ratio. Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing stockholders' equity less goodwill and identifiable intangible assets, or "tangible common equity", by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by "tangible assets", defined as total assets less goodwill and other intangibles), and return on average tangible common equity (which is computed by dividing net income by average tangible common equity). The Company has included information on tangible book value per share, the tangible common equity ratio and return on average tangible common equity because management believes that investors may find it useful to have access to the same analytical tools used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be noncore and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures, including operating net income, operating EPS, operating return on average assets, operating return on average common equity, core margin, tangible book value per share and the tangible common equity ratio, are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. 3

Key Operating Metrics Q1 2023 Net Income (in millions) $ 61.2 Diluted Earnings Per Share $ 1.36 Return on Average Assets 1.30% Return on Average Equity 8.63% Return on Average Tangible Common Equity (Non-GAAP) 13.30% 4 Highlights Key Drivers of Q1 2023 • Flat overall loan balances • 3.8% decrease in deposits; increased liquidity • Record level of deposits from "new to Bank" households • Core NIM* decline of 4 basis points from Q4 2022 • Increased provision due to specific reserve allocation; asset quality metrics strong • Wealth AUA increased to $6.1 billion • 53% efficiency ratio • Completion of full $120 million stock buyback program • Modest tangible book value per share growth * See slide 13 for reconciliation of non-GAAP core NIM

5 Period Ended $ Increase % Increase Deposit Product Type 3/31/2023 12/31/2022 (Decrease) (Decrease) ($ in millions) Noninterest-bearing demand deposits $ 5,084 $ 5,441 $ (357) (6.6)% Savings and interest checking accounts 5,639 5,898 (259) (4.4)% Money market deposits 3,094 3,344 (250) (7.5)% Time certificates of deposit 1,455 1,196 259 21.7% $ 15,272 $ 15,879 $ (607) (3.8)% Period Ended Household Count 3/31/2023 12/31/2022 $ Increase % Increase Total Households 324,470 322,917 1,553 0.5% Deposit Balances $ in b ill io ns Average Balances and Cost of Deposits $16.6 $16.6 $16.2 $15.5 0.05% 0.15% 0.35% 0.59% Deposits Cost of deposits Q2 2022 Q3 2022 Q4 2022 Q1 2023 $0.0 $6.0 $12.0 $18.0 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60%

6 Uninsured Deposits Period Ended 3/31/2023 12/31/2022 $ Amount % of Avg. Deposits $ Amount % of Avg. Deposits ($ in millions) Period end total deposits $ 15,272 $ 15,879 Average Deposits Average Deposits <$250,000 8,657 55.6% 8,523 52.6% Average Deposits >$250,000 6,913 44.4% 7,686 47.4% $ 15,570 $ 16,209 Average Deposits > $250,000 $ 6,913 44.4% 7,686 47.4% Estimated > $250,000 insured (2,230) (2,425) Estimated uninsured before collateralized deposits (1) 4,683 30.1% 5,261 32.5% Collateralized deposits (1) (659) (605) Estimated uninsured less collateralized deposits (1) $ 4,024 25.8% $ 4,656 28.7% (1) Collateralized deposits shown in the table above are defined in accordance with FDIC Call Report instructions for Schedule RC-E, and represent deposits of state and political subdivisions which are secured or collateralized as required under state law.

7 Liquidity Additional Borrowing Capacity Period Ended Off Balance Sheet Liquidity 3/31/2023 12/31/2022 ($ in millions) FHLB $ 914 $ 1,809 Federal Reserve 3,038 1,210 Unpledged securities 2,137 2,144 Lines of credit 85 85 Total borrowing capacity $ 6,174 $ 5,248 Borrowing capacity / estimated uninsured 132% 100% Borrowing capacity / estimated uninsured less collateralized deposits (1) 153% 113% (1) Collateralized deposits shown in the table above are defined in accordance with FDIC Call Report instructions for Schedule RC-E, and represent deposits of state and political subdivisions which are secured or collateralized as required under state law. On Balance Sheet Liquidity Interest Earning Cash ($ in millions) 12/31/2022 $ 177 Major Sources Proactive borrowing 300 Share repurchase funding 120 Other borrowings 459 Securities cash flow 44 Major Uses Increase in loans (19) Decrease in deposits (607) Share repurchase (120) Other (32) 3/31/2023 $ 322 $879 million increase in FHLB Borrowings ($300 million hedged at 3.68% over 3.5 years)

8 Q1 2023 Securities Portfolio Available for Sale (AFS) Held to Maturity (HTM) Portfolio Composition as of Q1 2023 Book Value Fair Value Unrealized Gain/Loss Book Value Fair Value Unrealized Gain/Loss ($ in millions) U.S. government agency securities $ 231 $ 205 $ (26) $ $31 $ $29 $ (2) U.S. treasury securities 874 805 (69) 101 91 (10) Agency mortgage-backed securities 347 306 (41) 887 816 (72) Agency collateralized mortgage obligations 40 38 (3) 521 450 (71) Other 59 52 (7) 138 134 (3) Total securities $ 1,551 $ 1,406 $ (146) $ $1,678 $ $1,520 $ (158) Duration of portfolio 3.8 Years 5.3 Years Capital Impact $ % of Tangible Assets ($ in millions) Tangible capital (Non-GAAP) $ 1,823 9.89% Less: HTM unrealized loss, net of tax (114) Tangible capital adjusted for HTM $ 1,709 9.35% ($ in m ill io ns ) Projected Cash Flows $184 $383 $350 $568 2023 2024 2025 2026 $0 $200 $400 $600 * Reflects cash flow for the remaining 9 months of 2023 *

9 Loan Portfolio Period Ended $ Increase % Increase Loan Category 3/31/2023 12/31/2022 (Decrease) (Decrease) ($ in millions) Commercial and industrial $ 1,650 $ 1,635 $ 15 0.9% Commercial real estate 7,820 7,760 60 0.8% Commercial construction 1,046 1,154 (108) (9.4)% Small business 226 219 7 3.2% Total commercial 10,742 10,768 (26) (0.2)% Residential real estate 2,096 2,036 60 2.9% Home equity - first position 557 566 (9) (1.6)% Home equity - subordinate positions 534 523 11 2.1% Total consumer real estate 3,187 3,125 62 2.0% Other consumer 19 36 (17) (47.2)% Total loans $ 13,948 $ 13,929 $ 19 0.1%

10 Loan Highlights 95% CRE & Construction Portfolio $8.9 billion Residential - Related - 37.7% Office Buildings - 18.7% Strip Malls / Retail - 14.0% Industrial Warehouse - 11.6% Hotels/Motels - 7.8% Healthcare - 2.8% All Other - 7.4% C&I Portfolio $1.7 billion Retail Trade - 23% Real Estate/Rental and Leasing - 16% Construction - 10%Wholesale Trade - 9% Administrative Support/Waste Mgmt/ Remediation Services - 8% Manufacturing - 7% Finance and Insurance - 6% Professional, Scientific, and Technical Services - 5% All Other (10 Sectors) - 17% Consumer Portfolio $3.2 billion Residential real estate - 65.3% Home equity - first position - 17.4% Home equity - subordinate positions - 16.7% Other consumer - 0.6% $9.0 $8.9 $8.9 $8.9 327% 318% 317% 316% CRE NOO CRE/Capital * Q2 2022 Q3 2022 Q4 2022 Q1 2023 $— $2.5 $5.0 $7.5 $10.0 310% 320% 330% 340% 350% * Rockland Trust Bank only; Non-owner occupied commercial real estate divided by total capital. Ratio for Q1 2023 is an estimated number. ($Bil)

11 CRE and Construction Office Properties 90% 95% Demographic Details City/State Balance Avg. Loan Balance ($ in millions) Boston, MA $ 305.4 $ 7.4 Waltham, MA 111.1 11.1 Providence, RI 87.9 8.8 Brighton, MA 80.7 11.5 Needham, MA 45.6 6.5 Key Office Portfolio Metrics ($ in millions) Total Loan Balances $ 1,662 Average Loan Balance $ 2.8 Net Charge-offs/Average Loans 0.0% Nonperforming/Total Loans 0.0% Delinquencies/Total Loans 0.0% Classified Loans/Total Loans 0.9% Criticized Loans/Total Loans 7.3% CRE & Construction Office Portfolios by Type $1.7 billion * Office - Class A - 31.9% Office - Class B/C - 33.5% Office - Medical Office - 10.2% Office - Mixed Use Office/Retail - 24.4% *Owner occupied properties comprise $217.7 million, or 12.2% of total office portfolio

12 Nonperforming Loans ($ in millions) $55.9 $56.0 $54.9 $56.2 0.41% 0.41% 0.39% 0.40% NPLs ($Mil) NPL/Loan% Q2 2022 Q3 2022 Q4 2022 Q1 2023 0.35% 0.40% 0.45% $0 $30 $60 Net Charge-offs/(Recoveries) ($ in millions) $0.2 $0.0 $0.4 $0.5 0.01% 0.00% 0.01% 0.02% Net Charge-offs (recoveries) Annualized Loss Rate Q2 2022 Q3 2022 Q4 2022 Q1 2023 $0 $1 0.00% 0.10% 0.20% Asset Quality Allowance for Credit Loss & Delinquency Trends 1.06% 1.08% 1.09% 1.14% 0.40% 0.17% 0.30% 0.27% Allowance for Credit Losses/Total Loans Delinquent Loans/Total Loans Q2 2022 Q3 2022 Q4 2022 Q1 2023 0.00% 1.00% 2.00% Provision for Credit Loss Trends ($ in millions) $0.2 $0.0 $0.4 $0.5 $0.0 $3.0 $5.5 $7.3 Net Charge-offs (recoveries) Provision for Credit Losses Q2 2022 Q3 2022 Q4 2022 Q1 2023 $— $2.5 $5.0 $7.5 $10.0

Q1 2023 Q4 2022 Volume Interest Margin Impact Volume Interest Margin Impact ($ in millions) Reported Total $ 17,124.1 $ 160.1 3.79% $ 17,475.3 $ 169.4 3.85% Acquisition fair value marks: Loan amortization (accretion) (0.3) 0.3 (0.3) 0.00% 0.3 0.01% Nonaccrual interest 0.0 0.00% (0.1) 0.00% Other noncore adjustments (7.4) (0.4) (0.01)% (9.9) (1.4) (0.04)% Core Margin (Non- GAAP) $ 17,116.7 $ 159.4 3.78% $ 17,465.4 $ 168.2 3.82% 13 Net Interest Margin Analysis Net Interest Margin 3.27% 3.64% 3.85% 3.79% 3.23% 3.59% 3.82% 3.78% Reported NIM Core NIM Q2 2022 Q3 2022 Q4 2022 Q1 2023 3.00% 3.25% 3.50% 3.75% 4.00% Loan Betas 21.3% 27.9% 25.6% 34.1% 20.0% 25.4% 25.4% 27.1% Quarter Cumulative Q2 2022 Q3 2022 Q4 2022 Q1 2023 —% 20.0% 40.0% Deposit Betas 0.0% 6.7% 14.1% 27.8% 0.0% 4.5% 8.4% 12.2% Quarter Cumulative Q2 2022 Q3 2022 Q4 2022 Q1 2023 0.0% 10.0% 20.0% 30.0%

14 Noninterest Income Three Months Ended Noninterest Income March 31 2023 December 31 2022 ($ in thousands) Deposit account fees $ 5,916 $ 5,788 Interchange and ATM fees 4,184 4,282 Investment management 9,779 10,394 Mortgage banking income 308 526 Increase in cash surrender value of life insurance policies 1,854 2,136 Gain on life insurance benefits 11 691 Loan level derivative income 408 1,421 Other noninterest income 5,782 7,064 Total noninterest income $ 28,242 $ 32,302 $ in m ill io ns Assets Under Administration $5,157 $5,092 $5,793 $6,145 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $5,000 $6,000 Investment management: Focal Point $ in m ill io ns Gross New Assets $138 $267 $469 $249 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $0 $100 $200 $300 $400 $500

15 Noninterest Expense Three Months Ended Noninterest Expense March 31 2023 December 31 2022 ($ in thousands) Salaries and employee benefits $ 56,975 $ 53,754 Occupancy and equipment expenses 12,822 12,586 Data processing and facilities management 2,527 2,442 FDIC assessment 2,610 1,726 Other noninterest expenses 23,727 24,364 Total noninterest expenses $ 98,661 $ 94,872 Axis Title Efficiency Ratio - GAAP Basis 52.42% 48.60% 47.28% 52.69% Q2 2022 Q3 2022 Q4 2022 Q1 2023 40.00% 50.00% 60.00% 70.00%

16 2023 Forward Guidance In general, significant uncertainty persists in the near term. Updated expectations are as follows: Loans: • Flat overall loan balances Deposits: • Deposit pricing remains elevated • Composition: continued migration from noninterest-bearing to interest-bearing • Total deposit balances remain under pressure Borrowings: • Balances to fluctuate based on loan and deposit flows Net Interest Margin: • Continue to contract due to increased cost of deposits and funding costs Asset Quality: • Provision amounts expected to decline, barring no change to current credit environment Non-interest items: • Noninterest income expect flat to low single digit growth • Noninterest expense expected to remain relatively flat